Exhibit 10(b)



                            AMENDMENT NO. 4 TO
                        JOINT VENTURE AGREEMENT OF
                             VICTORIA PARTNERS


     This Amendment No. 4 to Joint Venture Agreement of Victoria Partners (the "Amendment"), dated as of May 29, 1996, is entered into with reference to the Joint Venture Agreement of Victoria Partners, dated as of December 9, 1994, as amended by Amendment No. 1 thereto dated as of April 17, 1995, Amendment No. 2 thereto dated as of September 25, 1995, and Amendment No. 3 thereto dated as of February 28, 1996 (as so amended, the "Joint Venture Agreement"), by and between MRGS Corp., a Nevada corporation ("MR Sub"), and Gold Strike L.V., a Nevada general partnership ("Gold Strike"). Capitalized terms used but not defined in this Amendment are used with the meanings set forth for such terms in the Joint Venture Agreement.

                                 PREAMBLE

     WHEREAS, MR Sub and Gold Strike desire to amend certain terms and provisions of the Joint Venture Agreement as provided herein, and in all other respects to confirm the terms and provisions of the Joint Venture Agreement.

     NOW, THEREFORE, MR Sub and Gold Strike agree as follows:

     1.   Amendment to Section 3.3(c).  The second sentence of
Section 3.3(c) of the Joint Venture Agreement is amended to read in its entirety as follows:

          "In no event shall MR Sub be required to make additional cash capital contributions pursuant to this Section 3.3(c) aggregating in excess of $18,500,000."

     2. Confirmation. In all other respects, the terms and provisions of the Joint Venture Agreement are hereby confirmed and shall remain unchanged and in full force and effect.



[Signature page to follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                               MRGS CORP., a Nevada corporation



                               By:_____________________________
                                  Daniel R. Lee
                                  Chief Financial Officer

                               GOLD STRIKE L.V., a Nevada
                               general partnership

                               By:   Last Chance Investments,
                                     Incorporated, a Nevada
                                     corporation
                                     Its: General Partner

                               By:_____________________________
                                  William A. Richardson,
                                  President